UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2005

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-28298 (Commission File No.)	94-3154463 (IRS Employer Identification No.)

2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 597-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On April 18, 2005, Onyx Pharmaceuticals, Inc., or Onyx, and Bayer Pharmaceuticals Corporation, or Bayer, announced their recommendation that all patients in the companies’ ongoing Phase III trial of sorafenib (formerly BAY 43-9006) in advanced renal cell carcinoma be offered access to sorafenib. The press release dated April 18, 2005, titled “Bayer and Onyx Unblind Patients in Ongoing Sorafenib Phase III Clinical Trial In Advanced Renal Cell Carcinoma” is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to Onyx’s Internet address or Bayer’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet addresses into this Current Report on Form 8-K. The information available at such Internet addresses is not part of this Current Report on Form 8-K or any other report filed by Onyx with the Securities and Exchange Commission.

     This Current Report and exhibit incorporated herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act, as amended, regarding the timing, progress and results of the clinical development, regulatory processes and commercialization efforts of sorafenib. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated. Reference should be made to Onyx’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2005 under the heading “Additional Business Risks” for a more detailed description of such factors. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description

99.1	Press Release titled “Bayer and Onyx Unblind Patients in Ongoing Sorafenib Phase III Clinical Trial In Advanced Renal Cell Carcinoma” dated April 18, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
Dated: April 18, 2005	By:	/s/ Marilyn E. Wortzman
Marilyn E. Wortzman
Vice President, Finance and Administration

EXHIBIT INDEX

Number	Description

99.1	Press Release titled “Bayer and Onyx Unblind Patients in Ongoing Sorafenib Phase III Clinical Trial In Advanced Renal Cell Carcinoma” dated April 18, 2005.